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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-58428) of Southside Bancshares, Inc. of our report dated February 21, 2003 relating to the financial statements of Southside Bancshares, Inc., which appears in the Annual Report to Shareholders, which is incorporated in this Annual Report on Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP


PricewaterhouseCoopers LLP
Dallas, Texas
March 6, 2003